Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As disclosed in our Form 8-K filed with the SEC on May 12, 2017, on May 9, 2017, Ontario Hospitality Properties, LLLP, a subsidiary of InnSuites Hospitality Trust (the “Trust”), entered into a Purchase and Sale Agreement (“Agreement”) to sell its Best Western InnSuites Ontario Hotel and Suites property Minkum Investment Group, LLC, or Assignee (“Buyer”) an unrelated third party to the Trust for $17.50 million in cash. Right, title and interest to the Best Western InnSuites Ontario Hotel and Suites Property (“Hotel”) was transferred on June 2, 2017. The transfer of these assets constituted the disposition of a significant amount of assets of the Trust.

The following unaudited condensed consolidated financial statements are presented to illustrate the effects of the Transaction. The unaudited pro forma condensed consolidated balance sheet as of January 31, 2017 illustrates the estimated effects of the Transaction as if the sale had occurred on January 31, 2017 and as if all income from the sale had been earned as of that date. The unaudited pro forma condensed consolidated income statement for the three months ended April 30, 2017 and the fiscal year ended January 31, 2017 sets forth the estimated effects of the Transaction on the Trust’s condensed consolidated statements of income as if the sale had occurred in its entirety at the beginning of each those periods.

The unaudited pro forma condensed consolidated financial statements presented herein are for informational purposes only and do not purport to present what the Trust’s actual results would have been had the Sale Transaction occurred on the date assumed, or to project our results of operations or financial position for any future period. The pro forma financial statements include assumptions that are believed to be reasonable and represent all material information that is necessary to fairly present pro forma financial statements.

The unaudited pro forma condensed consolidated financial statement, including the notes thereto, should be read in conjunction with Trust’s audited consolidated financial statements and the notes in the Trust’s Annual Report on Form 10-K as for the fiscal year ended January 31, 2017, as filed with the SEC on May 1, 2017.

INNSUITES HOSPITALITY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

		PROPERTY SOLD
	HISTORICAL	PRO FORMA		PRO FORMA
	APRIL 30, 2017	ADJUSTMENT	NOTES	APRIL 30, 2017
	(UNAUDITED)	(UNAUDITED)		(UNAUDITED)
ASSETS
Current Assets:
Cash and Cash Equivalents	$468,248	$-		$468,248
Accounts Receivable	1,173,540	-		1,173,540
Prepaid Expenses and Other Current Assets	185,313	-		185,313
Total Current Assets	1,827,101	-		1,827,101
Property, Plant and Equipment, net	20,001,683	(6,080,597)	(a)	13,921,086
Intangible Assets, net	416,250	-		416,250
Goodwill	500,000	-		500,000
TOTAL ASSETS	$22,745,034	$(6,080,597)		$16,664,437

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable and Accrued Expenses	$2,553,308	$(445,084)	(a)	$2,108,224
Notes Payable - Related Party	2,384	-		2,384
Lending From Affiliates - Related Party	100,708	-		100,708
Current Portion of Mortgage Notes Payable, net of Discount	505,400	(185,027)	(a)	320,373
Current Portion of Notes Payable to Banks, net of Discount	296,376	-		296,376
Current Portion of Other Notes Payable	651,026	-		651,026
Total Current Liabilities	4,109,202	(630,111)		3,479,091
Mortgage Notes Payable, net of discount	12,674,997	(5,001,682)		7,673,315
Notes Payable to Banks, net of discount	827,028	-		827,028
Other Notes Payable	6,250	-		6,250
TOTAL LIABILITIES	17,617,477	(5,631,793)		11,985,684

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Shares of Beneficial Interest, without par value, unlimited authorization	18,314,109	(230,371)	(b)	18,083,738
Treasury Stock	(12,381,053)			(12,381,053)
TOTAL TRUST SHAREHOLDERS’ EQUITY	5,933,056	(230,371)		5,702,685
NON-CONTROLLING INTEREST	(805,499)	(218,433)	(b)	(1,023,932)
TOTAL EQUITY	5,127,557	(448,804)	(b)	4,678,753
TOTAL LIABILITIES AND EQUITY	$22,745,034	$(6,080,597)		$16,664,437

INNSUITES HOSPITALITY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

		PROPERTY SOLD
	HISTORICAL	PRO FORMA		PRO FORMA
	JANUARY 31, 2017	ADJUSTMENT	NOTES	JANUARY 31, 2017
		(UNAUDITED)		(UNAUDITED)
REVENUE
Room	$11,952,385	$(3,827,794)	(c)	$8,124,591
Food and Beverage	196,262	(164,326)	(c)	31,936
Management and Trademark Fees	296,177	-		296,177
Reservation and Convention	628,624	-		628,624
Other	142,185	(26,333)	(c)	115,852
TOTAL REVENUE	13,215,633	(4,018,453)		9,197,180

OPERATING EXPENSES
Room	3,679,725	(1,267,571)	(c)	2,412,154
Food and Beverage	286,241	(194,992)	(c)	91,249
Telecommunications	24,674	(656)		24,018
General and Administrative	4,346,820	(651,808)	(c)	3,695,012
Sales and Marketing	1,578,144	(298,072)	(c)	1,280,072
Repairs and Maintenance	980,874	(290,487)	(c)	690,387
Hospitality	800,032	(216,651)	(c)	583,381
Utilities	806,981	(245,968)	(c)	561,013
Depreciation	2,094,401	(703,874)	(c)	1,390,527
Intangible Amortization	67,000	-		67,000
Real Estate and Personal Property Taxes, Insurance and Ground Rent	639,251	(129,898)	(c)	509,353
Other	-	-		-
TOTAL OPERATING EXPENSES	15,304,143	(3,999,977)		11,304,166
OPERATING LOSS	(2,088,510)	(18,476)		(2,106,986)
Interest Income	1,360	-		1,360
Interest Income on Advances to Affiliates - Related Party	-	-		-
TOTAL OTHER INCOME	1,360	-		1,360
Interest on Mortgage Notes Payable	683,287	(260,698)	(c)	422,589
Interest on Notes Payable to Banks	26,093	(49,109)	(c)	(23,016)
Interest on Other Notes Payable	21,765	(4,518)	(c)	17,247
Interest on Line of Credit - Related Party	-	-		-
TOTAL INTEREST EXPENSE	731,145	(314,325)		416,820
CONSOLIDATED NET LOSS BEFORE INCOME TAX BENEFIT (PROVISION)	(2,818,295)	295,849		(2,522,446)
Income Tax Benefit (Provision)	227,569	-		227,569
CONSOLIDATED NET LOSS FROM CONTINUING OPERATIONS	$(2,590,726)	$295,849		$(2,294,877)
Discontinued Operations, Net of Non-Controlling Interest	$(36,028)	$-		$(36,028)
Gain on Disposal of Discontinued Operations	$-	$-		$-
CONSOLIDATED NET (LOSS) INCOME FROM DISCONTINUED OPERATIONS	$(36,028)	$-		$(36,028)
CONSOLIDATED NET (LOSS) INCOME	$(2,626,754)	$295,849		$(2,330,905)
LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$(434,782)	$143,546	(c)	$(291,236)
NET (LOSS) INCOME ATTRIBUTABLE TO CONTROLLING INTERESTS	$(2,191,972)	$152,303		$(2,039,669)
NET LOSS PER SHARE FROM CONTINUING OPERATIONS – BASIC	$(0.27)	$-		$(0.27)
NET INCOME PER SHARE FROM DISCONTINUED OPERATIONS – BASIC	$-	$-		$-
NET (LOSS) INCOME PER SHARE PER SHARE TOTAL - BASIC	$(0.27)	$-		$(0.27)
NET LOSS PER SHARE FROM CONTINUING OPERATIONS – DILUTED	$(0.27)	$-		$(0.27)
NET INCOME PER SHARE FROM DISCONTINUED OPERATIONS – DILUTED	$-	$-		$-
NET (LOSS) INCOME PER SHARE PER SHARE TOTAL - DILUTED	$(0.27)	$-		$(0.27)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	9,682,668	-		9,682,668
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED	13,366,737	-		13,366,737

INNSUITES HOSPITALITY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

		PROPERTY SOLD
	HISTORICAL	PRO FORMA		PRO FORMA
	APRIL 30, 2017	ADJUSTMENT	NOTES	APRIL 30, 2017
	(UNAUDITED)	(UNAUDITED)		(UNAUDITED)
REVENUE
Room	$3,754,913	$(1,044,091)	(c)	$2,710,822
Food and Beverage	59,785	(48,817)	(c)	10,968
Management and Trademark Fees	80,284	-		80,284
Reservation and Convention	229,247	-		229,247
Other	27,955	(5,475)	(c)	22,480
TOTAL REVENUE	4,152,184	(1,098,383)		3,053,801

OPERATING EXPENSES
Room	973,718	(295,995)	(c)	677,723
Food and Beverage	66,660	(48,445)	(c)	18,215
Telecommunications	9,779	-		9,779
General and Administrative	1,101,775	(181,421)	(c)	920,354
Sales and Marketing	510,965	(59,304)	(c)	451,661
Repairs and Maintenance	194,323	(60,401)	(c)	133,922
Hospitality	210,546	(49,801)	(c)	160,745
Utilities	174,372	(53,868)	(c)	120,504
Depreciation	413,398	(125,140)	(c)	288,258
Intangible Amortization	16,750	-		16,750
Real Estate and Personal Property Taxes, Insurance and Ground Rent	156,765	(29,705)	(c)	127,060
TOTAL OPERATING EXPENSES	3,829,051	(904,080)		2,924,971
OPERATING INCOME	323,133	(194,303)		128,830
Interest Income	4	-		4
Interest Income on Advances to Affiliates - Related Party	-	-		-
TOTAL OTHER INCOME	4	-		4
Interest on Mortgage Notes Payable	156,289	(64,350)	(c)	91,939
Interest on Notes Payable to Banks	27,805	-		27,805
Interest on Other Notes Payable	17,909	-		17,909
Interest on Advances to Affiliates - Related Party	3,033	-		3,033
TOTAL INTEREST EXPENSE	205,036	(64,350)		140,686
CONSOLIDATED NET INCOME BEFORE INCOME TAX PROVISION	118,101	(129,953)		(11,852)
Income Tax Provision	(60,000)	-		(60,000)
CONSOLIDATED NET INCOME	$58,101	$(129,953)		$(71,852)
LESS: NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$297,870	$(63,248)	(c)	$234,622
NET LOSS ATTRIBUTABLE TO CONTROLLING INTERESTS	$(239,769)	$(66,705)		$(306,474)
NET INCOME PER SHARE – BASIC AND DILUTED	$(0.02)	$-		$(0.02)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	9,685,793	-		9,685,793

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

1.	NOTES TO UNAUDITED PRO FORMA ADJUSTMENT

(a)	The pro forma adjustment to Hotel Properties, net, Accounts Payable and Accrued Expenses and Current Portion of Mortgage Notes Payable that was on our balance sheet as of April 30, 2017 related to the removal of the net assets and liabilities of the Hotel.

(b)	The pro forma adjustment to Shares of Beneficial Interest and Non-Controlling Interest that was on the balance sheet as of April 30, 2017 related to the removal of the Shareholders Equity of the Hotel.

(c)	Revenues and Expenses have been adjusted on the pro forma income statements for the fiscal year ending January 31, 2017 and for the three months ending April 30, 2017 to remove the revenues and expenses associated with the Hotel.